Exhibit 99.2

First Quarter 2026 Earnings Presentation April 30, 2026

Today’s Speakers 2 Marty Kropelnicki Chairman & CEO James Lynch Sr. Vice President, CFO & Treasurer Greg Milleman VP, Rates & Regulatory Affairs

This presentation contains forward - looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“PSLRA”) . The forward - looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA . Forward - looking statements in this presentation are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions . These statements are not statements of historical fact . When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks or variations of these words or similar expressions are intended to identify forward - looking statements . Examples of forward - looking statements in this presentation include, but are not limited to, statements describing expectations regarding financial performance, operating plans, capital investments and expenditures, depreciation, expectations regarding California Water Service Group’s (Group or Company) plans and proposals pursuant to and timing and impact of the California Water Service Company’s (Cal Water) 2024 General Rate Case ( 2024 GRC) and proposed 2024 GRC decision, M&A investments, the anticipated closing and timing of acquisitions of Nexus Water Group’s Nevada and Oregon utilities, and remaining outstanding membership interests in BVRT and expected benefits resulting from the Nevada, Oregon, and BVRT acquisitions, PFAS - related investments, water supply, rate base growth, customer growth potential, compound annual growth rate and annual dividend yield . Forward - looking statements are not guarantees of future performance . They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks . Consequently, actual results or outcomes may vary materially from what is contained in a forward - looking statement . Factors that may cause actual results or outcomes to be different than those expected or anticipated include, but are not limited to : the outcome and timeliness of regulatory commissions’ actions concerning rate relief and other matters, including with respect to the 2024 CA GRC and GRC’s of our other subsidiaries ; the impact of opposition to rate increases ; our ability to recover costs ; Federal governmental and state regulatory commissions’ decisions, including decisions on proper disposition of property ; changes in state regulatory commissions’ policies and procedures ; changes in California State Water Resources Control Board water quality standards ; changes in environmental compliance and water quality requirements, EPA’s finalization of a National Primary Drinking Water Regulation establishing legally enforceable maximum contaminant levels (MCL) for PFAS in drinking water in 2024 as well as legal challenges to such MCLS ; the impact of weather, climate change, natural disasters, including wildfires and landslides, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness ; electric power interruptions, especially as a result of public safety power shutoff programs ; availability of water supplies ; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner ; consequences of eminent domain actions relating to our water systems ; increased risk of inverse condemnation losses as a result of the impact of weather, climate change, and natural disasters, including wildfires and landslides ; shifts in population, including housing and customer growth ; issues with the implementation, maintenance or security of our information technology systems ; physical and cyber security risks and threats and the adequacy of our efforts to mitigate such risks and threats ; the ability of our enterprise risk management processes to identify or address risks adequately ; labor relations matters as we negotiate with the unions ; changes in customer water use patterns and the effects of conservation, including as a result of drought conditions ; our ability to complete, in a timely manner or at all, successfully integrate and achieve anticipated benefits from announced acquisitions ; including the Nevada, Oregon, and BVRT acquisitions ; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends ; risks associated with expanding our business and operations, including into other geographic areas ; the impact of stagnating or worsening business and economic conditions, including inflationary pressures, general economic slowdown or a recession, changes in tariff policy, the interest rate environment, changes in monetary policy, adverse capital markets activity or macroeconomic conditions as a result of geopolitical conflicts, and the prospect of shutdowns of the U . S . federal government ; the impact of market conditions and volatility on unrealized gains or losses on our non - qualified benefit plan investments and our operating results ; the impact of weather and timing of meter reads on our accrued and unbilled revenue ; the impact of evolving legal and regulatory requirements, including sustainability requirements ; the impact of the evolving U . S . political environment and changes effected, proposed or threatened by the U . S . federal government that has led to, in some cases, legal challenges and uncertainty around the funding, functioning and policy priorities of U . S . federal regulatory agencies and the status of current and future regulations ; and other risks and unforeseen events described in our SEC filings . In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date of this presentation . When considering forward - looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the Annual Report on Form 10 - K, Quarterly 10 - Q, and other reports filed from time - to - time with the SEC . We are not under any obligation, and we expressly disclaim any obligation to update or alter any forward - looking statements, whether as a result of new information, future events or otherwise . A credit rating is not a recommendation to buy, sell, or hold any securities, and may be changed at any time by the applicable ratings agency and should be evaluated independently of any other information . Forward - Looking Statements and Other Important Information 3

First Quarter 2026 Highlights 4 Q1 2026 results in line with expectations , given delayed 2024 CA GRC; final decision expected on or shortly after April 30, 2026 1 2 5 Focused on closing acquisition and integrating Nexus Water Group’s Nevada & Oregon operations 3 Kicked off centennial celebration 6 Declared 325 th consecutive quarterly dividend ; announced 59 th annual dividend increase Record Q1 infrastructure investment ; progressed PFAS treatment projects and cost recovery Submitted change of control application to advance purchase of outstanding minority interest in BVRT 4

First Quarter 2026 Results* 5 $214.6 $204.0 $0 $50 $100 $150 $200 $250 Operating Revenue $4.0 $13.3 $0 $3 $6 $9 $12 $15 Net Income $0.07 $0.22 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 Diluted EPS Q1 2026 vs. Q1 2025 Q1 2025 Q1 2026 Q1 2025 Q1 2026 Q1 2025 Q1 2026 (in millions, except EPS) *Q1 2026 Results do not reflect the impacts of the 2024 CA GRC

Diluted EPS Bridge – Q1 2025 to Q1 2026 Results $0.22 $0.11 $0.06 - $0.10 - $0.05 - $0.04 - $0.04 - $0.03 - $0.06 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.07

Infrastructure Investment Improves Reliability and Sustainability, Powers Long - Term Earnings 7 *Estimates for 2026 - 2027 are based on amounts included in the revised PD on the 2024 California GRC, plus estimated capital expe nditures in our other states. These capital expenditures are subject to final approval by the CPUC and review and approval by the other state regulators. Note: Estimates fo r 2026 - 2027 exclude anticipated Nevada and Oregon capital investments. $272 $274 $299 $293 $328 $384 $471 $517 $627 $667 $84 $89 $99 $109 $115 $121 $132 $144 $147 $169 $0 $100 $200 $300 $400 $500 $600 $700 $800 2018 2019 2020 2021 2022 2023 2024 2025 2026* 2027* Capital Investment Depreciation 2025 - 2027 TOTAL CapEx 4x DEPRECIATION (in millions) Growth in capital investment outpaces depreciation Q1 2026 $129.5M $40.0M Depreciation Q1 2025 $110.1M $36.0M Depreciation CapEx

Earnings Performance Driven by Capital Investment/Rate Base Growth 8 Rate base estimated to reach over $3.2 billion by 2027 * Estimates for 2026 - 2027 are based on amounts included in the revised PD on the 2024 California GRC, plus estimated capital exp enditures in our other states. These capital expenditures are subject to final approval by the CPUC and review and approval by the other state regulators. Note: Estimates for 2026 - 2027 e xclude anticipated Nevada and Oregon capital investments. $1.24 $1.26 $1.61 $1.87 $2.01 $2.20 $2.39 $2.65 $3.00 $3.21 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2018 2019 2020 2021 2022 2023 2024 2025 2026* 2027* (in billions)

Strong Liquidity Profile Supports Growth Strategy 9 Credit facilities of $600.0M that can be expanded up to $800.0M ; facilities mature in March 2028 ATM program renewed in May 2025; $350.0M shelf registration; $6.1M program sales occurred in Q1 2026 Capital structure of 53% equity 47% debt consistent with authorized Cal Water structure; Cal Water authorized ROE 10.27% Continue to maintain strong liquidity profile to execute on capital plan Liquidity Balance Sheet Strength Strategic M&A investment expected to focus primarily on tuck - in acquisitions as Group progresses Nevada, Oregon, and BVRT acquisitions As of March 31, 2026, the Company had $58.1M in unrestricted cash and $45.6M in restricted cash; approximately $370.0M available on bank lines of credit Group and Cal Water’s S&P Global credit rating A+/stable

59 Years of Dividend Growth 10 Strong history of returning cash to shareholders $0.92 $1.00 $1.04 $1.12 $1.24 $1.34 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2021 2022 2023 2024 2025 2026 325 th $0.335 Consecutive Quarterly Dividend in Amount of 59 th $1.34 Announced Annual Increase Expected to Yield 2026 Annual Dividend of 8.1% 2026 announced annual dividend indicative of $1.34 per share; 8.1% higher than 2025 total 7.7% Five - Year Dividend CAGR

2024 California General Rate Case Revised Proposed Decision (PD) Issued; Final Decision Expected in Q2 11 PD authorizes additional revenues of: $90.5 million in 2026 (rate increase of 10.9% ) $43.2 million in 2027 (rate increase of 4.7% ) $48.9 million in 2028 (rate increase of 5.1% ) Reauthorizes Monterey - style WRAM and water production cost balancing accounts ; does not include full decoupling Establishes annual sales reconciliation mechanism, approves rate design that better supports fixed cost recovery regardless of water sales, and authorizes other balancing accounts , including healthcare, pension, and liability insurance WA Key 2026 dates Comments by parties submitted Oral arguments conducted; reply comments filed with CPUC Expected final decision or shortly thereafter Mar. 13 April 2 Within 10 days April 30 PD received Highlights

12 Nevada and Oregon Acquisition Bolsters Our Position as Leader in Western U.S., Provides Platform for Additional Growth Subject matter experts at Group focused on IT, shared service, and operating process integrations Group management has met with future employees and utilities commissions Change in control filings have been submitted to utilities commissions Acquiring Nexus Water Group’s subsidiaries in Nevada and Oregon expected to expand Group’s footprint into two additional Western states and increase rate base outside of California (excluding BVRT) by approximately 40% ~98,000 Total equivalent residential connections outside of California at closing 24 Wastewater treatment plants Q1 2026 20% After close, percentage of total customer base outside of California

Acquiring remaining outstanding membership interests of BVRT 13 Group has entered into agreement to purchase remaining outstanding membership interests in BVRT Would become sole owner of 7 subsidiary water and wastewater utilities in Austin - San Antonio corridor BVRT expansion continues through system buildouts and enhancing water/wastewater infrastructure in area 19,000+ Total connected & committed customers in 2025 20,000+ Additional likely customers in existing service areas 100,000+ Additional potential customers near existing service areas 7 BVRT - owned regulated utilities in high - growth areas Filed change in control application with Public Utilities Commission of Texas and added 210 new connections Q1

Celebration of Our Centennial Begins 14 Building customer loyalty, with 41,000+ unique visits to our 100 th anniversary website ( 100years.calwatergroup.com ) in Q1 Celebrating employee contributions, with a live - streamed Town Hall Kick - Off and one of four planned regional commemorative events held Increasing awareness of Company’s track record among elected officials — proclamations and resolutions from Speaker of California State Assembly, City of Visalia, Chico Chamber of Commerce, Central Valley Asian Chamber of Commerce, and San Joaquin Hispanic Chamber of Commerce, with more to come

Questions & Answers

Appendix

Nevada and Oregon Company Highlights 17 • 9,127 total equivalent residential connections: 4,835 water / 4,292 wastewater • 10 utility systems across three counties, regulated water and unregulated wastewater assets • Second largest water/wastewater utility in Oregon • Regulated by Oregon Public Utility Commission (OPUC) (regulated water operations) • 26,466 total equivalent residential connections: 19,919 water / 6,547 wastewater • 6 utility systems across three counties • Largest investor - owned water/wastewater utility in Nevada • Regulated by Public Utilities Commission of Nevada (PUCN) HI OR NV CA NM WA TX Proposed Future Service Areas Existing Service Areas Nevada Oregon

Annual Water Supply Update 18 California • Statewide snowpack at 19% of normal and statewide precipitation at 99% of average, as of April 16, 2026 • Major reservoirs remain above historical averages, supporting 2026 supply • No significant water supply concerns anticipated in 2026 for our service areas Washington • Department of Ecology issued statewide drought declaration • No significant water supply concerns anticipated in 2026 for our service areas Hawaii • West Maui remains in drought; targeted conservation efforts underway with local partners • Completing feasibility study for Recycled Water Treatment Plant in Kapalua to support long - term supply New Mexico • No significant water supply concerns anticipated in 2026 for our service areas